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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 9, 2001
                                                         ----------------


                           Worldwide Xceed Group, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                       0-13049                 13-3006788
----------------------------          -----------            -------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



          233 Broadway, New York, New York                  10279
      ----------------------------------------            ----------
      (Address of Principal Executive Offices)            (Zip Code)

        Registrant's telephone number, including area code (212) 553-2000
                                                           --------------

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ITEM 5. OTHER EVENTS.

On February 9, 2001, the Registrant closed the transactions contemplated by the Waiver Agreements entered into with each of the holders of the Registrant's Series A Cumulative Convertible Preferred Stock to restructure the Series A Cumulative Convertible Preferred Stock.

Please refer to the Registrant's filing on Form 8-K dated February 5, 2001 and the Waiver Agreements included as exhibits 10.1, 10.2 and 10.3 thereto for a description of the Waiver Agreements.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Worldwide Xceed Group, Inc.


Dated: February 12, 2001                By: /s/ Richard R. Dennerline
                                            -------------------------
                                            Richard R. Dennerline
                                            Chief Legal Officer and Secretary